UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2009

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 500

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 31, 2009, Pinnacle Towers Acquisition Holdings LLC (“Issuer Entity”), GS Savings Inc. (“GS Savings”), GoldenState Towers, LLC (“GoldenState”), Pinnacle Towers Acquisition LLC (“Pinnacle Towers Acquisition”), Tower Ventures III, LLC (“Tower Ventures”) and TVHT, LLC (“TVHT” and together with the Issuer Entity, GS Savings, GoldenState, Pinnacle Towers Acquisition and Tower Ventures, the “Issuers”) issued $250,000,000 aggregate principal amount of Senior Secured Notes, Series 2009-1 (“Notes”), pursuant to an indenture (“Indenture”) dated as of July 31, 2009, by and among the Issuers, Global Signal Holdings III LLC, as guarantor (“Guarantor”) and The Bank of New York Mellon Trust Company, N.A., as trustee (“Indenture Trustee”) and an indenture supplement (“Indenture Supplement”) dated as of July 31, 2009, by and among the Issuers, the Guarantor and the Indenture Trustee. All of the Issuers and the Guarantor are indirect wholly owned subsidiaries of Crown Castle International Corp. (“Company”), and all of the Issuers are direct or indirect wholly owned subsidiaries of the Guarantor. The Notes were issued in two separate classes as indicated in the table below. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Indenture or the Indenture Supplement.

Class	Initial Class Principal Balance	Note Rate	Initial Principal Payment Date	Applicable Maturity Date	Rated Final Payment Date	Rating (Moody’s/Fitch)
Class A-1	$175,000,000	6.25%	January 15, 2010	August 15, 2019	August 15, 2020	A2/A-
Class A-2	$75,000,000	9.00%	September 15, 2019	August 15, 2029	August 15, 2030	A3/A-

The Notes are guaranteed by the Guarantor, which is the direct parent of the Issuer Entity. The Guarantor’s only material asset is its equity interest in the Issuer Entity. The Notes are obligations solely of the Issuers and are not guaranteed by the Company or any affiliate of the Company other than the Guarantor.

The Notes will be paid solely from the cash flows generated from operation of the Tower Sites held directly and indirectly by the Issuers. The Issuers are special purpose entities that are prohibited from owning any assets other than the Tower Sites and related assets and from incurring any debt other than as contemplated by the Indenture. Under the Indenture, the Issuers will generally be permitted to issue new and additional notes so long as additional Tower Sites are added and the DSCR for such issuance is not less than the DSCR prior to such issuance or so long as the DSCR after such issuance is not less than 2.34. As of January 31, 2009, the Issuers held 1,167 Tower Sites in 38 states.

The Notes are secured by a first priority security interest granted by the Issuers in all of their assignable personal property, the space licenses pursuant to which wireless communication companies or other users lease space on the Tower Sites and the revenues associated with the space licenses. The equity interests in each of the Issuers have also been pledged to secure repayment of the Notes.

Principal on the Series 2009-1, Class A-1 Notes will be payable on each Payment Date commencing on the Payment Date in January 2010 until August 2019 and principal on the Series 2009-1, Class A-2 Notes will be payable on each Payment Date commencing on the Payment Date in September 2019 until August 2029, in both cases in the manner set forth in the Indenture. Prior to July 31, 2011, some or all of the Notes may only be prepaid upon certain Tower Site disposition or casualty and condemnation events. At any time on or after July 31, 2011, some or all of the Notes, at the Issuers’ option, may be prepaid at a price equal to 100% of the principal amount of the Notes plus a prepayment premium.

The Indenture provides that for so long as any Cash Trap Condition (as described below) is continuing, all Excess Cash Flow will be deposited in a Cash Trap Reserve Sub-Account. A Cash Trap Condition will occur as of the end of any calendar quarter when the DSCR is less than or equal to 1.30 and will continue to exist until such time as the DSCR exceeds 1.30 for two consecutive calendar quarters.

Following the occurrence and during the continuation of an Early Amortization Event (as described below), the funds deposited in the Cash Trap Reserve Sub-Account will be applied on each Payment Date to the payment of principal of the Notes (including a prepayment premium). An Early Amortization Event will occur as of the end of any calendar quarter when the DSCR is less than 1.15 and will continue to exist until the end of any calendar quarter for which the DSCR exceeds 1.15.

In addition, under certain circumstances, the Issuers may also be required to apply proceeds resulting from certain Tower Site disposition or casualty and condemnation events to the payment of principal of the Notes (including a prepayment premium).

The net proceeds of the offering were used by the Issuers, together with other cash, to repay in full the outstanding mortgage loans of the Issuers relating to the Commercial Mortgage Pass-Through Certificates, Series 2004-2 (“Certificates”) issued in 2004 by Global Signal Trust II, together with related prepayment premiums and other fees. The proceeds of such repayment were deposited with the trustee for the Certificates and will be distributed to the holders of such Certificates in accordance with the terms of the Trust.

In connection with the issuance and sale of the Notes, the Issuers entered into a management agreement (“Management Agreement”) dated as of July 31, 2009, with Crown Castle USA Inc. (“Manager”). The Manager is a wholly owned indirect subsidiary of the Company. Pursuant to the Management Agreement, the Manager will perform, on behalf of the Issuers, those functions reasonably necessary to maintain, market, operate, manage and administer the assets of the Issuers. Also in connection with the issuance and sale of the Notes, the Issuers, the Indenture Trustee and the Manager entered into a cash management agreement (“Cash Management Agreement”) dated as of July 31, 2009. Pursuant to the Cash Management Agreement, the Indenture Trustee and the Manager will administer the reserve and allocation of funds in the manner set forth therein and in the Indenture. Also in connection with the issuance and sale of the Notes, Midland Loan Services, Inc., as servicer (“Servicer”), and the Indenture Trustee entered into a servicing agreement (“Servicing Agreement”) dated as of July 31, 2009. Pursuant to the Servicing Agreement, the Servicer will administer and oversee the performance by the Issuers and the Manager of their respective obligations under the Transaction Documents.

The above summary of the Indenture, the Indenture Supplement, the Management Agreement, the Cash Management Agreement and the Servicing Agreement is qualified in its entirety by references to the complete terms and provisions of the Indenture, the Indenture Supplement, the Management Agreement, the Cash Management Agreement and the Servicing Agreement filed herewith as Exhibit 4.1, 4.2, 10.1, 10.2 and 10.3, respectively.

ITEM 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01, which is incorporated by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
4.1	Indenture dated July 31, 2009, between Pinnacle Towers Acquisition Holdings LLC, GS Savings Inc., GoldenState Towers, LLC, Pinnacle Towers Acquisition LLC, Tower Ventures III, LLC and TVHT, LLC, as Issuers, Global Signal Holdings III, LLC, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee

4.2	Indenture Supplement dated July 31, 2009, between Pinnacle Towers Acquisition Holdings LLC, GS Savings Inc., GoldenState Towers, LLC, Pinnacle Towers Acquisition LLC, Tower Ventures III, LLC and TVHT, LLC, as Issuers, Global Signal Holdings III, LLC, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee

10.1	Management Agreement, dated as of July 31, 2009, by and among Crown Castle USA Inc., as Manager, and Pinnacle Towers Acquisition Holdings LLC, and the direct and indirect subsidiaries of Pinnacle Towers Acquisition Holdings LLC, collectively, as Owners

10.2	Cash Management Agreement, dated as of July 31, 2009, by and among Pinnacle Towers Acquisition Holdings LLC, Pinnacle Towers Acquisition LLC, GS Savings Inc., GoldenState Towers, LLC, Tower Ventures III, LLC and TVHT, LLC, as Issuers, The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee, and Crown Castle USA Inc., as Manager

10.3	Servicing Agreement, dated as of July 31, 2009, by and among Midland Loan Services, Inc., as Servicer, and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

Date: August 4, 2009	By:	/s/ E. Blake Hawk
	Name:	E. Blake Hawk
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture dated July 31, 2009, between Pinnacle Towers Acquisition Holdings LLC, GS Savings Inc., GoldenState Towers, LLC, Pinnacle Towers Acquisition LLC, Tower Ventures III, LLC and TVHT, LLC, as Issuers, Global Signal Holdings III, LLC, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee

4.2	Indenture Supplement dated July 31, 2009, between Pinnacle Towers Acquisition Holdings LLC, GS Savings Inc., GoldenState Towers, LLC, Pinnacle Towers Acquisition LLC, Tower Ventures III, LLC and TVHT, LLC, as Issuers, Global Signal Holdings III, LLC, as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee

10.1	Management Agreement, dated as of July 31, 2009, by and among Crown Castle USA Inc., as Manager, and Pinnacle Towers Acquisition Holdings LLC, and the direct and indirect subsidiaries of Pinnacle Towers Acquisition Holdings LLC, collectively, as Owners

10.2	Cash Management Agreement, dated as of July 31, 2009, by and among Pinnacle Towers Acquisition Holdings LLC, Pinnacle Towers Acquisition LLC, GS Savings Inc., GoldenState Towers, LLC, Tower Ventures III, LLC and TVHT, LLC, as Issuers, The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee, and Crown Castle USA Inc., as Manager

10.3	Servicing Agreement, dated as of July 31, 2009, by and among Midland Loan Services, Inc., as Servicer, and The Bank of New York Mellon Trust Company, N.A., as Indenture Trustee

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